i:\legal\sec.reg\vist96\prosup96.doc
Variable Investors Series Trust
10 Post Office Square - 12th Floor
Boston, MA 02109


January 16, 1997

VIA EDGAR


Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, N.W.
Washington, DC 20549

Re:   Variable Investors Series Trust
      File Nos. 33-11182 and 811-4969

Dear Sir/Madam:

On behalf of the above captioned Registration and pursuant to Securities Act Rule 497(e), we hereby submit for filing a supplement to the prospectus filed by the Registrant on Form N-1A.

Please do not hesitate to contact the undersigned at (617) 631-5052 should you have any questions or comments.

Very truly yours,

s/Arnold R. Bergman
Arnold R. Bergman
Secretary

                                                      Rule 497(e)
                                                      File No. 33-11182


                              Variable Investors Series Trust
                                   10 Post Office Square
                                   Boston, Massachusetts 02109

                         Supplement to Prospectus dated May 1, 1996
                                           _____

The Sub-Advisers section of the Prospectus is amended as follows:

Keystone Investment Management Company ("Keystone Investments"), 200 Berkeley Street, Boston, MA 02116-5034, is the Sub-Adviser for the World Equity Portfolio.

Keystone Investments was organized in 1932 as a Delaware corporation. First Union Keystone, Inc. ("Keystone") is the corporate parent of wholly-owned operating subsidiaries, which include Keystone Investments. Keystone is a wholly owned subsidiary of FUNB-NC which, in turn, is owned by First Union Corporation ("First Union"). First Union is a publicly owned multibank holding company registered under the federal Bank Holding Company Act of 1956, as amended. First Union and its subsidiaries provide a broad range of financial services.

Mr. Gilman C. Gunn, III is the portfolio manager for Keystone Investments for the foreign equity component of the World Equity Portfolio. Ms. Margery C. Parker is the portfolio manager for Keystone Investments for the U.S. equity component of the World Equity Portfolio.

Prior to joining Keystone Investments, Mr. Gunn spent 7 years in London as head of Investment Research for Paribas Capital Markets. He spent two years in Kuwait as Advisor to the Kuwait International Investment Company and also one year in Thailand. Before going overseas, Mr. Gunn managed an $800 million bond portfolio for The Chubb Corporation in New York. Mr. Gunn received his M.B.A. from N.Y.U. and has been quoted extensively in The Wall Street Journal, Barrons, Business Week, Forbes and international publications.

Ms. Parker is a Vice President and Portfolio Manager of Keystone Investments. Prior to joining Keystone Investments in 1988, she was with the Bank of Boston, State Street Research and Mosley Capital Management. She is a member of the Boston Security Analysts Society and Secretary of the Boston Healthcare Analysts Group. Ms. Parker received her B.A. from Wellesley College and her M.B.A. from Babson College.

Warburg, Pincus Counsellors, Inc. ("WPC"), 466 Lexington Avenue, New York, New York 10017-3147 is the Sub-Adviser for the Growth & Income Portfolio.

Mr. Posner, a managing director of WPC, is responsible for the day-to-day management of the Growth & Income Portfolio's investments. Prior to joining WPC in January 1997, Mr. Posner was an employee of Fidelity Investments ("Fidelity") from 1987 until December, 1996. He was the vice president and portfolio manager of the Fidelity Equity-Income II Fund (1992-December 1996); the portfolio manager of the Fidelity Value Fund (1990-1992); assistant portfolio manager of the Fidelity Equity-Income Fund (1989-1990); assistant portfolio manager of the Fidelity Capital Appreciation Fund (1989); portfolio manager of the Fidelity Select Property-Casualty Insurance Portfolio (1987-1990) and an equity analyst
(1987). Prior to joining Fidelity, Mr. Posner was a research associate at John Nuveen and Co. and an analyst at Feldman Securities Corp. in Chicago.


Supplement Date:  January 16, 1997